                                                                    EXHIBIT 10.2

                          AGREEMENT AND FIRST AMENDMENT
                               TO CREDIT AGREEMENT

         THIS AGREEMENT and First Amendment to Credit Agreement, hereinafter referred to as this "Amendment", dated as of September 21, 2001, is made and entered into by and among ARCHSTONE COMMUNITIES TRUST, a Maryland real estate investment trust (the "Borrower"), the financial institutions (including Chase,
                       --------
the Syndication Agent and the Documentation Agent, the "Lenders") which are now
                                                        -------
or may hereafter become signatories hereto, THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent for Lenders (in such
                      -----
capacity, "Agent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as syndication agent
           -----
for Lenders (in such capacity, "Syndication Agent"), and BANK OF AMERICA, N.A.,
                                -----------------
as documentation agent for the Lenders (in such capacity, "Documentation
                                                           -------------
Agent").
-----

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Agent, the Syndication Agent, the Documentation Agent and the Lenders have entered into a Credit Agreement dated as of December 20, 2000 (the "Credit Agreement"); and
                              ----------------

         WHEREAS, the Borrower intends to effect a business reorganization whereby the Borrower will reorganize into an umbrella partnership real estate investment trust (the "Reorganization"); and
                       --------------

         WHEREAS, shortly following the completion of the Reorganization, the Borrower intends to effect a business combination transaction with Charles E. Smith Residential Realty L.P., a Delaware limited partnership ("Smith
                                                                -----
Residential L.P."), whereby Smith Residential L.P. will merge with and into the
----------------
Borrower, with the Borrower as the surviving entity and such surviving entity will thereafter operate under the name "Archstone-Smith Operating Trust," such business combination transaction being referred to herein as the "Subsidiary
                                                                  ----------
Merger"; and
------

         WHEREAS, substantially contemporaneously with the Subsidiary Merger, Archstone-Smith Trust, a Maryland real estate investment trust ("Archstone-Smith") intends to effect a business combination transaction with
  ---------------
Charles E. Smith Residential Realty, Inc., a Maryland corporation ("Smith
                                                                    -----
Residential Inc."), whereby Smith Residential Inc. will merge with and into
----------------
Archstone-Smith, with Archstone-Smith as the surviving entity and such surviving entity will continue under the name "Archstone-Smith Trust," such business combination transaction being referred to herein as the "Parent Merger" and
                                                         -------------
together with the Subsidiary Merger the "Mergers"; and
                                         -------

         WHEREAS, as a result of the Reorganization, Archstone-Smith Trust will become the parent company of Archstone-Smith Operating Trust; and

         WHEREAS, the Borrower, the Agent, the Syndication Agent, the Documentation Agent and the Lenders desire to amend the Credit Agreement in certain respects in contemplation of the Reorganization and the Mergers;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the Borrower, the Agent, the Syndication Agent, the Documentation Agent and the Lenders do hereby agree as follows:

         Section 1. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.

         Section 2. The definition of "Pool Value" in the Credit Agreement is hereby amended to be and read as follows:

         Pool Value shall mean the Value of the Pool.
         ----------

         Section 3. After the Merger, for the purposes of the definitions of Coverage Ratio, Debt to Total Asset Value Ratio, Fixed Charge Coverage Ratio and Secured Debt, references to "Indebtedness" and to "Interest Expense" shall be deemed to include the Parent's Indebtedness and the Parent's Interest Expense.

         Section 4. The following definitions are added to the Credit Agreement to be inserted in alphabetical order:

         (a)      DC Holdings  Entities shall mean  Metropolitan  Acquisition
                  ---------------------
         Finance LP, Smith Property Holdings Cronin's Landing LP, Smith Property Holdings Crystal towers LP, Smith Property Holdings One LP, Smith Property Holdings Two LP, Smith Property Holdings Three LP, Smith Property Holdings Four LP, Smith Property Holdings Five LP, Smith Property Holdings Six LP, Smith Property Holdings Seven LP, Smith Property Holdings Alban Towers LLC, First Herndon Associates LP, Smith Property Holdings One (DC) LP, Smith Property Holdings Two (DC) LP, Smith Property Holdings Three (DC) LP, Smith Property Holdings Kenmore LP, Smith Property Holdings Five (DC) LP, Smith Property Holdings Six
         (DC) LP, Smith Property Holdings Van Ness LP, Smith Property Holdings Consulate LLC and Smith Property Holdings Columbia Road, Smith Property Holdings Aventura A LLC, Smith Property Holdings Aventura B LLC, Smith Property Holdings Aventura C LLC, Smith Property Sunset Pointe West LLC and any Person formed solely for the purpose of owning Real Property in the District of Columbia.

        (b)     Merger shall mean the merger of Archstone  Communities Trust and
                ------
         Charles E. Smith Residential Realty L.P. as described in the consent solicitation statement-prospectus of Archstone Communities Trust, Archstone-Smith Trust and Charles E. Smith Residential Realty L.P. dated September 20, 2001.

         (c)    Parent shall mean Archstone-Smith Trust, a Maryland real estate
                ------
         investment trust which will become the parent company of Archstone-Smith Operating Trust (formerly known as Archstone Communities Trust) after the Reorganization.

         (d)    QRS Entities shall mean Smith One, Inc., Smith Two, Inc., Smith
                ------------
         Three, Inc., Smith Four, Inc., Smith Five, Inc., Smith Six, Inc. and Smith Seven, Inc.

         (e)    Reorganization  shall mean the reorganization of Archstone
                --------------
         Communities Trust into an umbrella real estate investment trust as described in the consent solicitation statement-prospectus of Archstone Communities Trust, Archstone-Smith Trust and Charles E. Smith Residential Realty L.P. dated September 20, 2001.

         Section 5. Section 4.8 of the Credit Agreement is hereby deleted and replaced with the term "Intentionally Omitted" and the numbering of the sections shall not change.

         Section 6. Sections 5.2(a), (b), (d), (e) and (f) of the Credit Agreement are each hereby amended to apply to and require the information described therein from the Parent after the Reorganization, as well as from the Borrower. Information provided pursuant to Sections 5.2(a) and (b) will be based on the Parent's fiscal year. Whenever the Credit Agreement requires the Borrower to provide an Officer's Certificate, the Parent will execute the Officer's Certificate also.

         Section 7. Section 5.3(d) of the Credit Agreement is hereby amended to be and read as follows:

         (d) a Tangible Net Worth of at least One Billion Eight Hundred Fifty-Five Million Dollars ($1,855,000,000.00) before the Merger, and at least Three Billion Five Hundred Million Dollars ($3,500,000,000.00) after the Merger.

         Section 8. Section 5.11(b) of the Credit Agreement is hereby amended to be and read as follows:

         (b) Prior to the Reorganization the Borrower, and after the Reorganization the Parent, will comply with all Legal Requirements to maintain, and will at all times elect, qualify as and maintain, its status as a real estate investment trust under Section 856(c)(1) of the Code.

         Section 9. Effective on the date of the Reorganization, Section 5.11(c) of the Credit Agreement is hereby amended to be and read as follows:

         (c) The Parent will (i) maintain at least one class of common shares of the Parent having trading privileges on the New York Stock Exchange or the American Stock Exchange, or which is listed on The NASDAQ Stock Market's National Market; (ii) own, directly or indirectly, at least fifty-one percent (51%) of (1) the shares of beneficial interest of the Borrower, and (2) the Class A-2 Common Units of the Borrower and any other class of security issued by the Borrower with the power to elect the Trustees of the Borrower; (iii) maintain management and control of the Borrower; and (iv) not sell, transfer or convey any of the shares of beneficial interest of the Borrower owned by the Parent, except (A) in payment of the purchase price of Property (including mergers with and acquisitions of Persons) acquired by the Borrower, (B) upon conversion or redemption of securities of the Borrower in accordance with their terms or (C) upon any repurchase by the Borrower of the Borrower's securities from the Parent in connection with a repurchase by the Parent of the Parent's securities.

         Section 10. The Credit Agreement is hereby amended by adding thereto the following sections:

         6.6 DC Holdings. After the Merger the Borrower shall maintain at least
             -----------
         99.5% aggregate ownership of the indicia of ownership of each DC Holdings Entity, and shall maintain management and control of each DC Holdings Entity.

         6.7 Parent Negative Covenants. After the Merger the Parent will not (a)
             -------------------------
         have any Subsidiary that is a "qualified REIT subsidiary" under Section 856 of the Code other than the QRS Entities; (b) own any Property other than the ownership interests of the Borrower, and the Parent's ownership interests as of the date of the Merger in the QRS Entities;
         (c) give or allow any Lien on any of its Property including the ownership interests of the Borrower; and (d) create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, contingently or otherwise, or become or remain liable with respect to
         (i) any Indebtedness if the aggregate of such Indebtedness and the Indebtedness of the Borrower would violate Sections 5.3(a), (b), (c) or
                                                             ------  ---  ---
         (e) if such aggregate Indebtedness is treated as the Borrower's
         ---
         Indebtedness, and (ii) any Indebtedness of a Person other than the Parent.

         Section 11. Exhibit A to the Credit Agreement is deleted and replaced with Exhibit A attached hereto and hereby made a part hereof.
     ---------

         Section 12. Borrower plans to effectuate the Reorganization and the Mergers on or about October 31, 2001. After the Reorganization and the Mergers, the Parent will hold all of its assets and conduct all of its operations through Borrower, the existing QRS Entities and one or more of Borrower's Subsidiaries. The Agent and the Lenders hereby consent to the Mergers and the Reorganization as described in this Amendment, conditioned upon Borrower providing the Agent with copies of the documentation effectuating the Merger and Reorganization, and conditioned upon full payment and termination of all unsecured debt facilities of Smith Residential L.P. From and after the Mergers and the Reorganization all references to Borrower shall be deemed to be references to Archstone-Smith Operating Trust. The Organizational Documents of Archstone-Smith Operating Trust will be subject to the Agent's review and consent in accordance with the Credit Agreement. Immediately after the Mergers and the Reorganization are completed, Parent and Borrower will execute all agreements and amendments to the Credit Documents as the Agent may reasonably request in order to reflect the terms of the Mergers and the Reorganization, including agreement by Parent to the terms of Sections 5.2(a), (b), (d), (e) and (f), 5.11(b) and (c), and 6.7 of the Credit Agreement, as amended by this Amendment.

     Section 13. Borrower represents and warrants that the representations and warranties contained in Section 4 of the Credit Agreement, as modified by this Amendment, are true and correct in all material respects on and as of the date hereof as though made on and as of such date. Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.

     Section 14. Except as expressly amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Credit Documents are in all respects ratified and confirmed and remain in full force and effect.

     Section 15. The term "Credit Agreement" as used in the Credit Agreement, the other Credit Documents or any other instrument, document or writing furnished to the Agent or the Lenders by the Borrower shall mean the Credit Agreement as hereby amended.

     Section 16. Guarantor hereby joins in this Amendment to evidence Guarantor's consent to execution by the Borrower of this Amendment, to confirm that the Guaranty applies and shall continue to apply to the Credit Agreement as modified by this Amendment and to acknowledge that without such consent and confirmation, the Agent and the Lenders would not execute this Amendment or otherwise consent to such modification.

     Section 17. This Amendment (a) shall be binding upon the Borrower, the Guarantor, the Agent and the Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America;
(d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first set forth herein.

                           ARCHSTONE COMMUNITIES TRUST



                           By:     /s/ Caroline Brower
                                  ----------------------------------------------
                           Name:   Caroline Brower
                                  ----------------------------------------------
                           Title:  Senior Vice President
                                  ----------------------------------------------


                           PTR-CALIFORNIA HOLDINGS (3)
                           INCORPORATED



                           By:     /s/ Caroline Brower
                                  ----------------------------------------------
                           Name:   Caroline Brower
                                  ----------------------------------------------
                           Title:  Senior Vice President
                                  ----------------------------------------------


                           SCA-NORTH CAROLINA LIMITED
                           PARTNERSHIP

                           BY:    SCA-North Carolina (1) Incorporated,
                                  General Partner



                                  By:     /s/ Caroline Brower
                                         ---------------------------------------
                                  Name:   Caroline Brower
                                         ---------------------------------------
                                  Title:  Senior Vice President
                                         ---------------------------------------


                           SCA-NORTH CAROLINA (1) INCORPORATED



                           By:     /s/ Caroline Brower
                                  ----------------------------------------------
                           Name:   Caroline Brower
                                  ----------------------------------------------
                           Title:  Senior Vice President
                                  ----------------------------------------------

                           SCA-NORTH CAROLINA (2) INCORPORATED


                           By:     /s/ Caroline Brower
                                  ----------------------------------------------
                           Name:   Caroline Brower
                                  ----------------------------------------------
                           Title:  Senior Vice President
                                  ----------------------------------------------


                           SCA-1 INCORPORATED


                           By:     /s/ Caroline Brower
                                  ----------------------------------------------
                           Name:   Caroline Brower
                                  ----------------------------------------------
                           Title:  Senior Vice President
                                  ----------------------------------------------


                           ATLANTIC MULTIFAMILY LIMITED
                           PARTNERSHIP-1

                           BY:    SCA-1 Incoporated,
                                  General Partner


                                  By:     /s/ Caroline Brower
                                         ---------------------------------------
                                  Name:   Caroline Brower
                                         ---------------------------------------
                                  Title:  Senior Vice President
                                         ---------------------------------------



                           ASN MASSACHUSETTS HOLDINGS (3)
                           INCORPORATED



                           By:     /s/ Caroline Brower
                                  ----------------------------------------------
                           Name:   Caroline Brower
                                  ----------------------------------------------
                           Title:  Senior Vice President
                                  ----------------------------------------------

                           ARCHSTONE COMMUNITIES LIMITED
                           PARTNERSHIP II

                           BY:    Archstone Communities Trust,
                                  General Partner



                                  By:     /s/ Caroline Brower
                                         ---------------------------------------
                                  Name:   Caroline Brower
                                         ---------------------------------------
                                  Title:  Senior Vice President
                                         ---------------------------------------

                           ASN NORTHGATE, L.L.C.

                           By:    Archstone Communities Trust,
                                  Sole Member



                                  By:     /s/ Caroline Brower
                                         ---------------------------------------
                                  Name:   Caroline Brower
                                         ---------------------------------------
                                  Title:  Senior Vice President
                                         ---------------------------------------

                           THE CHASE MANHATTAN BANK,
                            as Agent and as a Lender



                           By:     /s/ Kent Kaiser
                                  ----------------------------------------------
                           Name:   Kent Kaiser
                                  ----------------------------------------------
                           Title:  Senior Vice President
                                  ----------------------------------------------

                                  CITICORP NORTH AMERICA, INC.


                                  By:     /s/ Michael Chilopak
                                         ---------------------------------------
                                  Name:   Michael Chilopak
                                         ---------------------------------------
                                  Title:  VP Citicorp North America, Inc.
                                         ---------------------------------------

                                             BANK OF AMERICA, N.A.



                                             By:    /s/ Patrick Trowbridge
                                                    ----------------------------
                                             Name:  Patrick Trowbridge
                                                    ----------------------------
                                             Title: Vice President
                                                    ----------------------------

                           WELLS FARGO BANK, NATIONAL
                           ASSOCIATION

                           By:    /s/ John W. McKinny
                                  ---------------------------------------------
                           Name:  John W. McKinny
                                  ---------------------------------------------
                           Title: Vice President
                                  ---------------------------------------------

                            COMMERZBANK AG, NEW YORK
                            AND GRAND CAYMAN BRANCHES

                            By:    /s/ [Illegible]
                                   ---------------------------------------------
                            Name:
                                   ---------------------------------------------
                            Title:
                                   ---------------------------------------------


                            By:    /s/ [Illegible]
                                   ---------------------------------------------
                            Name:
                                   ---------------------------------------------
                            Title:
                                   ---------------------------------------------

                               BANK HAPOALIM B.M.



                               By:    /s/ Marc Bosc
                                      ------------------------------------------
                               Name:  Marc Bosc
                                      ------------------------------------------
                               Title: Vice President
                                      ------------------------------------------


                               By:    /s/ Laura Anne Raffa
                                      ------------------------------------------
                               Name:  Laura Anne Raffa
                                      ------------------------------------------
                               Title: Senior Vice President & Corporate Manager
                                       -----------------------------------------

                                        WACHOVIA BANK, N.A.



                                        By:     /s/ Rob Carter
                                                ------------------------------
                                        Name:   Rob Carter
                                                ------------------------------
                                        Title:  Vice President
                                                ------------------------------

                                   FIRST UNION NATIONAL BANK

                                   By:    /s/ Daniel J. Sullivan
                                          --------------------------------------
                                   Name:  Daniel J. Sullivan
                                          --------------------------------------
                                   Title: Managing Director
                                          --------------------------------------

                                      MELLON BANK, N.A.



                                      By:    /s/ James G. McDunn
                                             -----------------------------------
                                      Name:  James G. McDunn
                                             -----------------------------------
                                      Title: Vice President
                                             -----------------------------------

                                      SOUTHTRUST BANK



                                      By:    /s/ Lynn Feuerlein
                                             ----------------------------------
                                      Name:  Lynn Feuerlein
                                             ----------------------------------
                                      Title: Group Vice President
                                             ----------------------------------

                                      SUNTRUST BANK



                                      By:    /s/ Gregory T. Herstman
                                             -----------------------------------
                                      Name:  Gregory T. Herstman
                                             -----------------------------------
                                      Title: Senior Vice President
                                             -----------------------------------

                                      BANK ONE, NA



                                      By:    /s/ Dell K. McCoy
                                             ----------------------------------
                                      Name:  Dell K. McCoy
                                             ----------------------------------
                                      Title: Vice President
                                             ----------------------------------

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:    /s/ Karen K. Kokame
                                              ----------------------------------
                                       Name:  Karen K. Kokame
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                   KEY BANK



                                   By:    /s/ Dan Heberle
                                          --------------------------------------
                                   Name:  Dan Heberle
                                          --------------------------------------
                                   Title: V.P.
                                          --------------------------------------

                                  FLEET NATIONAL BANK, successor by merger to Summit Bank



                                  By:    /s/ Bill Lamb
                                         ---------------------------------------
                                  Name:  Bill Lamb
                                         ---------------------------------------
                                  Title: Vice President
                                         ---------------------------------------

                                    CITIZENS BANK OF RHODE ISLAND

                                    By:    /s/ Craig E. Schermerhorn
                                           -------------------------------------
                                    Name:  Craig E. Schermerhorn
                                           -------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                              OFFICER'S CERTIFICATE
                              ---------------------

         Archstone-Smith Operating Trust, formerly known as Archstone Communities Trust (the "Borrower"), The Chase Manhattan Bank ("Chase"), Wells Fargo Bank, N.A. and Bank of America, N.A., as Agents (the "Agents") and certain other Lenders (the "Lenders") entered into that certain Credit Agreement (the "Agreement") dated as of December 20, 2000, as the same has been amended. Any term used herein and not otherwise defined shall have the meaning ascribed to it in the Agreement.

         The undersigned hereby certifies that:

I. I am a Vice President of the Borrower and a Vice President of the Parent, and I make these certifications on behalf of the Borrower or the Parent, as applicable.

II. The Parent's financial statements as of _________ as filed with the Securities and Exchange Commission ("SEC"), and the Borrower's financial statements as of _____________ delivered to Chase, were prepared in conformity with generally accepted accounting principles consistently applied and present fairly the financial position of the Parent and of the Borrower, respectively, as of the date thereof and the results of its operations for the period covered thereby subject to normal year-end adjustments.

III. Borrower hereby certifies the following as of the end of the period covered by the financial statements described above:

         1.       Maximum Debt to Total Asset Value Calculation
                  ---------------------------------------------
                  (Section 5.3 (e))

         (A)      Indebtedness
                  Total Unsecured Debt (per GAAP)                                          $__________
                  Total Secured Debt (per GAAP)                                            $__________
                  Guarantees, Endorsements and Other Contingent Obligations                $__________
                  Obligations under Hedging Agreements, as defined                         $__________
                  Equity Percentage of Indebtedness of Unconsolidated Affiliates           $__________
                  Equity Percentage of Indebtedness of Ameriton                            $__________
                  Other (pursuant to the Agreement)                                        $__________
                  Total Indebtedness, as defined                                           $__________
         (B)      Total Asset Value:
                  Aggregated Net Operating Income from Stabilized Properties
                  Divided by 8.65%                                                         $__________
                  Historical Value of Pre-Stabilized Properties                            $__________
                  Historical Value of Properties Under Construction                        $__________
                  Historical Value of Undeveloped Land                                     $__________

                                   EXHIBIT A
                                   ---------
                                Page 1 of 7 Pages

                  Other Assets (excluding intangibles as defined by GAAP)                      $__________
                  Total Asset Value of Unconsolidated Affiliates                               $__________
                  Contribution from Ameriton                                                   $__________
                  Total Asset Value, as defined                                                $__________
         (C)      Maximum Debt to Total Asset Value (Ratio of 1(A) to 1(B))
                  Required:  Maximum:
                                                                                                    55%
                                                                                                ----------

         2.       Maximum Secured Debt Calculation
                  --------------------------------
                  (Section 5.3 (a))

                  (A)      Secured Debt, as defined                                            $__________
                  (B)      Total Asset Value, as defined                                       $__________
                  (C)      Maximum Secured Debt to Total Asset Value
                  (Ratio of 2(A) to 2(B))                                                       __________
                  Required:Maximum:                                                                40%
                                                                                                __________

         3.       Coverage Ratio Calculation
                  --------------------------
                  (Section 5.3 (b))

         (A)      Borrower's EBITDA:
                  Net Income (per GAAP)                                                        $__________
                  Plus:
                  Depreciation and Amortization (per GAAP)                                     $__________
                  Interest Expense, as defined                                                 $__________
                  Income Taxes (per GAAP)                                                      $__________
                  Extraordinary Gains/Losses (per GAAP)                                        $__________
                  Payments on Borrower's Preferred Stock (to
                  the extent included in net income)                                           $__________
                  Equity Percentage of EBITDA for                                              $__________
                  Unconsolidated Affiliates                                                    $__________
                  Equity Percentage of Ameriton's Funds from Operations                        $__________
                  Other (pursuant to the Agreement)                                            $__________
                  Borrower's EBITDA, as defined                                                $__________
         (B)      Dividends and Distributions Paid with Respect to Disqualified
                  Stock                                                                        $__________
         (C)      Interest Expense, as defined                                                 $__________
         (D)      Sum of 3(B) and  3(C)                                                        $__________
         (E)      Coverage Ratio (Ratio of 3(A) to 3(D))                                       :    1.0
                                                                                                ----------

                  Required:                                                     Minimum of 2.0 to 1.0

                                   EXHIBIT A
                                   ---------
                               Page 2 of 7 Pages

         4.       Fixed Charge Coverage Ratio Calculation
                  ---------------------------------------
                  (Section 5.3(c))

         (A)      Borrower's EBITDA, as defined                                                   $_________
         (B)      Unit Capital Expenditures                                                       $_________
         (C)      EBITDA minus Unit Capital Expenditures                                          $_________
         (D)      Interest Expense, as defined                                                    $_________
         (E)      Payments and Payables on Disqualified Stock                                     $_________
         (F)      Regularly Scheduled Principal Paid and Payable                                  $_________
         (G)      Sum of 4(D), 4(E) and 4(F)                                                      $_________
         (H)      Fixed Charge Coverage Ratio (Ratio of 4(C) to 4(G))                                 1.0
                                                                                                   ---------

                  Required:                                                  Minimum of 1.75 to 1.0

         5.       Tangible Net Worth
                  -------------------
                  (Section 5.3(d))
                  Assets                                                                          $_________
                  Liabilities                                                                     $_________
                  Tangible Net Worth, as defined                                                  $_________


                  Required:                                              Minimum of $3.500 billion

         6.       Maximum Recourse Indebtedness Calculation
                  -----------------------------------------
                  (Section 6.1)

         (A)      Indebtedness with a Final Maturity of Five Years or less                        $_________
         (B)      Investment Grade Debt included in 6(A)                                          $_________
         (C)      Non-recourse Debt included in 6(A), excluded from 6(B)                          $_________
         (D)      Amortizing Debt included in 6(A) excluded from 6(B) or 6(C)                     $_________
         (E)      Credit Enhancement included in 6(A), excluded from 6(B)
                  or 6(C) or 6(D)                                                                 $_________
         (F)      Acquisition Indebtedness included in 6(A), excluded from 6(B)
                  or 6(C) or 6(D) or 6(E)                                                         $_________
         (G)      Recourse Indebtedness as Calculated: 6(A) less 6(B), 6(C), 6(D),
                  6(E) and 6(F) (may not exceed $100,000,000)                                     $_________


         7.       Property Pool
                  -------------
                  (Section 5.15)

         (A)      Sum of the Aggregate Net Operating Income for Pool Real Estate
                  That Has Reached the Stabilization Date Divided by 8.65% and the
                  Aggregate Historical Value for Pool Real Estate That Has Not

                                   EXHIBIT A
                                   ---------
                               Page 3 of 7 Pages

                  Reached the Stabilization Date                                              $_________
         (B)      Outstanding Unsecured Indebtedness                                          $_________
         (C)      Pool Value Divided by Outstanding Unsecured
                  Indebtedness (7(A) divided by 7(B))                                         _________%

         Required:                                                              Minimum of 175%

         (D)      Pool Value attributable to unimproved land (Maximum-5%)                     $_________
         (E)      Pool Value attributable to unimproved land and land under
                  construction or development (Maximum-20%)                                   $_________
         (F)      Pool Value attributable to improved property that is not
                  multifamily residential (Maximum-7-1/2%)                                    $_________


         8.       Specified Permitted Holdings
                  (Section 6.4)

         (A)      Securities Received in Settlement Liabilities Created in the
                  Ordinary Course of Business                                                 __________
                  (Maximum - 5%)
         (B)      Unconsolidated Affiliates Engaged in Permitted Businesses                   __________
                  (Maximum - 10%)
         (C)      Investment in Ameriton                                                      __________
                  (Maximum - 15%)
         (D)      Loans to Unaffiliated Persons                                               __________
                  (Maximum - 10%)
         (E)      Other Securities                                                            __________
                  (Maximum - 10%)
         (F)      Income Producing Properties That Are Not Multifamily
                  Residential                                                                 __________
                  (Maximum - 10%)
         (G)      Unimproved Land                                                             __________
                  (Maximum - 7.5%)
         (H)      Unrelated, Non-Incidental Investments                                       __________
                  (Maximum - 5%)
         (I)      Aggregate Value of the specified Permitted Holdings (sum of 8(A)
                  through 8(H))                                                               __________
                  (Maximum - 30%)


IV. A review of the activities of the Borrower during the period covered by the financial statements has been made under my supervision and with a view to determining whether during such period the Borrower has kept, observed, performed and fulfilled all of its obligations under the Agreement.

                                   EXHIBIT A
                                   ---------
                               Page 4 of 7 Pages

         The Parent has made available its financial statements and related footnotes for the most recent period ended _________, as filed with the SEC and can be accessed at http://www.sec.gov/. The Borrower has
                                    --------------------
         delivered to Chase its financial statements and related footnotes for the most recent period ended ____________. The Parent's and the Borrower's earnings press releases and supplemental information for such period have been posted to the Parent's website (___________________________). The financial statements were prepared in conformity with generally accepted accounting principles consistently applied (except for the omission of footnote disclosures and appropriately disclosed consistency exceptions) and present fairly the financial position of the Parent and the Borrower, respectively, as of the date thereof and the results of its operations for the period covered thereby subject to normal year-end adjustments.

V.       (Check either (A) or (B))
                ------

         [  ]     (A) The Borrower has kept, observed, performed and fulfilled each and every one of its obligations under the Agreement during the period covered by the applicable financial statements.

         [  ]     (B) The Borrower has kept, observed, performed and fulfilled each and every one of its obligations under the Agreement during the period covered by the applicable financial statements except for the following matters: [Describe all such defaults, specifying the nature, duration and status thereof and what action the Borrower has taken or proposes to take with respect thereto].

VI. With regard to Section 1004 of the Indenture dated as of February 1, 1994 between the Borrower and Morgan Guaranty Trust Company of New York, as Trustee (and using the terms defined therein), a certificate required thereunder showing compliance with Section 1004 is attached (only required for the fourth quarter Officer's Certificate), for the most recent period ended ____________:

         1.       (A)      Sum of Total Assets, Aggregate Purchase Price of Real
                           Estate Assets, or Mortgages Receivable Acquired, and
                           Securities Offering Proceeds Received to Purchase
                           said Assets                                                $_____________
                  (B)      Maximum amount of Debt                                     $_____________
                  (C)      Debt                                                       $_____________

         2.       (A)      Consolidated Income Available for Debt Service             $_____________
                  (B)      Annual Service Charge                                      $_____________
                  (C)      Ratio of Consolidated Income Available for Debt
                           Service to Annual Service Charge                           ______________

                                   EXHIBIT A
                                   ---------
                               Page 5 of 7 Pages

         3.       (A)     Total Assets                            $_____________
                  (B)     Maximum Secured Debt                    $_____________
                  (C)     Secured Debt                            $_____________


VII. The Parent hereby certifies the following as to itself as of the end of the period covered by the financial statements dated
         ______________ as filed with the SEC:

         1.       Indebtedness                                    $_____________
         2.       Interest Expense                                $_____________


VIII.    Check either (A) or (B)

         [_] (A) The Parent has kept, observed, performed and fulfilled each and every one of its obligations under the Agreement during the period covered by the applicable financial statements.

         [_] (B) The Parent has kept, observed, performed and fulfilled each and every one of its obligations under the Agreement during the period covered by the applicable financial statements except for the following matters: [Describe all such defaults, specifying the nature, duration and status thereof and what action the Parent has taken or proposes to take with respect thereto].

Date:______________________              Name:__________________________________
                                                    [Vice President Name]

(A manually signed Officer's Certificate is available at the request of any Agent or Lender.)

                                   EXHIBIT A
                                   ---------
                               Page 6 of 7 Pages

POOL PROPERTY LIST

     List each property separately showing the Historical Value and the components, the city, the state, the occupancy level for the past three months, the number of units, the age of the property and net operating income.

                                   EXHIBIT A
                                   ---------
                               Page 7 of 7 Pages